PAYDEN EQUITY INCOME FUND (formerly Payden Value Leaders Fund)	Supplement dated June 1, 2013

Investor Class	to Prospectus dated February 28, 2013

This Supplement provides new and additional information and should be read in conjunction with the Prospectus referred to above.

Effective June 1, 2013, the name of the “Payden Value Leaders Fund” has been changed to the “Payden Equity Income Fund” to better reflect the Fund’s investment goals. There are no changes to the Fund’s principal investment strategies or to the portfolio managers for the Fund.

1	Payden Mutual Funds